VALIC COMPANY I
Supplement to Prospectus dated October 1, 2007
International Growth I Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (collectively, “American Century”),” the disclosure with respect to Keith Creveling is deleted in its entirety. Rajesh Gandhi replaced Mr. Creveling as a co-portfolio manager of the International Growth I Fund effective February 15, 2008. Mr. Gandhi has been with American Century since 2002 and has been a portfolio manager since February 2008. Alex Tedder will continue to serve as a co-portfolio manager of the Fund.
Growth Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — American Century Investment Management, Inc. and American Century Global Investment Management, Inc.,” the disclosure with respect to Helen O’Donnell is deleted in its entirety. Brent Puff replaced Ms. O’Donnell as a co-portfolio manager of the Global Growth Strategy team of the Growth Fund, effective February 15, 2008. Mr. Puff has been with American Century since 2001 and has been a portfolio manager since February 2008. Keith Creveling will continue to serve as a co-portfolio manager of the Fund’s Global Growth Strategy team.
Date: February 15, 2008